INTERSTATE TAX-EXEMPT FUND

CALIFORNIA MUNICIPAL MONEY-MARKET FUND

(formerly California Tax-Exempt Fund)

CONNECTICUT MUNICIPAL MONEY-MARKET FUND

(formerly Connecticut Tax-Exempt Fund)

FLORIDA MUNICIPAL MONEY-MARKET FUND

(formerly Florida Tax-Exempt Fund)

MASSACHUSETTS MUNICIPAL MONEY-MARKET FUND

(formerly Massachusetts Tax-Exempt Fund)

MICHIGAN MUNICIPAL MONEY-MARKET FUND

(formerly Michigan Tax-Exempt Fund)

NEW JERSEY MUNICIPAL MONEY-MARKET FUND

(formerly New Jersey Tax-Exempt Fund)

OHIO MUNICIPAL MONEY-MARKET FUND

(formerly Ohio Tax-Exempt Fund)

PENNSYLVANIA MUNICIPAL MONEY-MARKET FUND

(formerly Pennsylvania Tax-Exempt Fund)

VIRGINIA MUNICIPAL MONEY-MARKET FUND

(formerly Virginia Tax-Exempt Fund)

of Reserve Municipal Money-Market Trust II

(formerly Reserve Tax-Exempt Trust)

NEW YORK MUNICIPAL MONEY-MARKET FUND

(formerly Reserve New York Tax-Exempt Fund)

of Reserve New York Municipal Money-Market Trust

(formerly Reserve New York Tax-Exempt Trust)

ARIZONA MUNICIPAL MONEY-MARKET FUND

LOUISIANA MUNICIPAL MONEY-MARKET FUND

MINNESOTA MUNICIPAL MONEY-MARKET FUND

of Reserve Municipal Money-Market Trust

Supplement dated November 30, 2007

to Prospectus

dated September 28, 2007

The last paragraph of the section entitled “How to Buy Shares - Payment for Shares” on page 25 of the Prospectus is replaced in its entirety with the following:

Your order will be priced at the respective Fund’s NAV calculated on the day of receipt if we, or an authorized financial intermediary who has a sales agreement with the Funds’ distributor, receive your properly completed order before the cut-off time and your payment by federal wire is received on the same day, and you will earn dividends beginning on that day. If you pay for shares by check, your order will be priced at the NAV calculated on the day we, or an authorized financial intermediary who has a sales agreement with the Funds’ distributor, receive your properly completed order and your payment by check before the cut-off time. Share purchases by check begin earning dividends when the check is converted into federal funds (normally the business day after the check is received). Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

The first paragraph of the section entitled “How to Sell Shares” on page 27 of the Prospectus is replaced in its entirety with the following:

You may redeem your shares on any day that the Funds’ NAV is calculated. Shares will be redeemed at the next NAV determined after a redemption request, by telephone or in writing, is received by a Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of the Funds’ NAV on any day will be redeemed at the NAV calculated on the next business day. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

*              *              *              *              *

Any contrary disclosure in the Funds’ Prospectus should be ignored. Specifically, the third sentence in the second paragraph under the section entitled “Dividends & Taxes” on page 34 of the Prospectus does not apply.

Shareholders should retain this Supplement for future reference.